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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                January 31, 2005

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                                DYNABAZAAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-29423                                 04-3551937
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               888 Seventh Avenue
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 974-5730
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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            Item 5.02(b). Departure of Directors of Principal Officers; Election
of Directors; Appointment of Principal Officers.

            On January 31, 2005, the Board of Directors of Dynabazaar, Inc. (the "Company") appointed Karen Schneider to serve as a Class II director.

            In January 2005, Ms. Schneider was appointed Head of Merchandising for Pringle of Scotland, a fashion manufacturing company. Prior to that, she was an independent consultant for various fashion designers. From May 1997 to December 2002, Ms. Schneider was the President and Chief Executive Officer of Wolford America, Inc., an upscale manufacturer and retailer of hosiery, lingerie, bodywear and swimwear. Ms. Schneider has 23 years of experience in fashion retailing and manufacturing.

            Ms. Schneider is filling the seat on the board vacated by Joseph R. Wright, Jr., who resigned from the Board of Directors on December 27, 2004 in order to devote additional time to his position as President, Chief Executive Officer and a director of PanAmSat Corporation.

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                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DYNABAZAAR, INC.



Dated:  February 3, 2005               By: /s/ William J. Fox
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                                          William J. Fox
                                          President and Chief Executive Officer